Exhibit 10.34

____________________

SUPPLEMENTAL INDENTURE

Dated as of March 10, 2006

to

INDENTURE

Dated as of January 29, 2004

among

VAIL RESORTS, INC., as Issuer,

the Guarantors named therein, as Guarantors,

and

THE BANK OF NEW YORK, as Trustee

____________________

6 3/4 % Senior Subordinated Notes due 2014

SUPPLEMENTAL INDENTURE, dated as of March 10, 2006, among Vail Resorts, Inc., a Delaware corporation (the "Issuer"), the Guarantors named on the signature pages hereto (the "Guarantors"), the Additional Guarantors named on the signature pages hereto (collectively the "Additional Guarantors"), and The Bank of New York, as Trustee (the "Trustee").

WHEREAS, the Issuer and the Guarantors have heretofore executed and delivered to the Trustee an Indenture dated as of January 29, 2004 (the "Indenture") providing for the issuance of $390,000,000 aggregate principal amount of 6 3/4% Senior Subordinated Notes due 2014 of the Company (the "Notes"); and

WHEREAS, subsequent to the execution of the Indenture and the issuance of $390,000,000 aggregate principal amount of the Notes, each of the Additional Guarantors has become a guarantor under the Credit Agreement; and

WHEREAS, pursuant to and as contemplated by Sections 4.18 and 9.01 of the Indenture, the parties hereto desire to execute and deliver this Supplemental Indenture for the purpose of providing for each Additional Guarantor to expressly assume all the obligations of a Guarantor under the Notes and the Indenture;

NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the other and for the equal and ratable benefit of the Holders of the Notes, as follows:

I.

ASSUMPTION OF GUARANTEES

Each Additional Guarantor, as provided by Section 4.18 of the Indenture, jointly and severally, hereby unconditionally expressly assumes all of the obligations of a Guarantor under the Notes and the Indenture to the fullest as set forth in Article 12 of the Indenture; and each Additional Guarantor may expressly exercise every right and power of a Guarantor under the Indenture with the same effect as if it had been named a Guarantor therein.

II.

MISCELLANEOUS PROVISIONS

A. Terms Defined.

For all purposes of this Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

B. Indenture.

Except as amended hereby, the Indenture and the Notes are in all respects ratified and confirmed and all the terms shall remain in full force and effect.

C. Governing Law.

THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

D. Successors.

All agreements of the Company, the Guarantors and the Additional Guarantors in this Supplemental Indenture, the Notes and the Guarantees shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

E. Duplicate Originals.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

ISSUER:

VAIL RESORTS, INC.

By: Martha D. Rehm
Name: Martha Dugan Rehm
Title: Executive Vice President

GUARANTORS:

BEAVER CREEK ASSOCIATES, INC.

BEAVER CREEK CONSULTANTS, INC.

BEAVER CREEK FOOD SERVICES, INC.

BRECKENRIDGE RESORT PROPERTIES, INC.

COMPLETE TELECOMMUNICATIONS, INC.

GILLETT BROADCASTING, INC.

GRAND TETON LODGE COMPANY

HEAVENLY VALLEY, LIMITED PARTNERSHIP

JACKSON HOLE GOLF AND TENNIS CLUB, INC.

JHL&S LLC

KEYSTONE CONFERENCE SERVICES, INC.

KEYSTONE DEVELOPMENT SALES, INC.

KEYSTONE FOOD AND BEVERAGE COMPANY

KEYSTONE RESORT PROPERTY MANAGEMENT

COMPANY

LODGE PROPERTIES, INC.

LODGE REALTY, INC.

PROPERTY MANAGEMENT ACQUISITION CORP.,

INC.

ROCKRESORTS CASA MADRONA, LLC

ROCKRESORTS CHEECA, LLC

ROCKRESORTS EQUINOX, INC.

ROCKRESORTS INTERNATIONAL, LLC

ROCKRESORTS, LLC

ROCKRESORTS LA POSADA, LLC

ROCKRESORTS ROSARIO, LLC

ROCKRESORTS WYOMING, LLC

TETON HOSPITALITY SERVICES, INC.

THE VAIL CORPORATION

THE VILLAGE AT BRECKENRIDGE ACQUISITION

CORP., INC.

VAIL ASSOCIATES HOLDINGS, LTD.

VAIL ASSOCIATES REAL ESTATE, INC.

VAIL FOOD SERVICES, INC.

VAIL HOLDINGS, INC.

VAIL RESORTS DEVELOPMENT COMPANY

VAIL SUMMIT RESORTS, INC.

VAIL TRADEMARKS, INC.

VAIL/ARROWHEAD, INC.

VAIL/BEAVER CREEK RESORT PROPERTIES,

INC.

VAMHC, INC.

VAIL RR, INC.

VA RANCHO MIRAGE I, INC.

VA RANCHO MIRAGE II, INC.

VA RANCHO MIRAGE RESORT, L.P.

VR HEAVENLY I, INC.

VR HEAVENLY II, INC.

Each by its authorized officer or signatory:

By: Martha D. Rehm
Name: Martha D. Rehm
Title: Senior Vice President of each
Guarantor listed above

ADDITIONAL GUARANTORS:

Rockresorts Cordillera Lodge

Company, LLC

SOHO DEVELOPMENT, LLC

SSV HOLDINGS, INC.

VAIL HOTEL MANAGEMENT COMPANY, LLC

By: Martha D. Rehm
Name: Martha D. Rehm
Title: Senior Vice President of each Additional
Guarantor listed above

TRUSTEE:

THE BANK OF NEW YORK, as Trustee

By: ___/Sandee Parks_________________
 Name: Sandee Parks